UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 2, 2026
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company                                            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 1.01.Entry into a Material Definitive Agreement

On April 1, 2026, Hamilton Insurance Group, Ltd. (the “Group”), Hamilton Re, Ltd. (“Hamilton Re”), Two Sigma Hamilton Fund, LLC (the “Fund”), Two Sigma Principals, LLC (the “Managing Member”), and Two Sigma Investments, LP (the “Investment Manager”) entered into a letter agreement (the “Investment Agreement”) governing Hamilton Re’s investment in the Fund. The Investment Agreement replaces and supersedes the Commitment Agreement dated July 1, 2023, as amended on January 1, 2025 (collectively, the “Prior Commitment Agreement”).
Under the Investment Agreement, Hamilton Re has agreed to use reasonable best efforts to maintain an investment in the Fund in an amount not less than the lesser of (i) $1.8 billion or (ii) 60% of the Group’s net tangible assets (the “Minimum Commitment Amount”). The Investment Agreement establishes a two‑tier withdrawal structure distinguishing between capital attributable to amounts in excess of the Minimum Commitment Amount (“Sub‑Series A Interests”) and capital at or below such amount (“Sub‑Series B Interests”). Withdrawals of Sub‑Series A Interests may be made as of the last calendar day of each calendar quarter upon at least 55 days’ prior notice, and withdrawals of Sub‑Series B Interests may be made monthly, subject to a six‑month notice requirement and monthly withdrawal limitations, including a maximum withdrawal of 1/12th of the Sub‑Series B Interests per month.

The Investment Agreement also contains provisions regarding, among other things, allocation targets, notice requirements for certain changes in control or business operations, quarterly certification requirements and confidentiality.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K.

Item 1.02 Termination of a Material Definitive Agreement

Pursuant to and in connection with entering into the Investment Agreement, the Group, Hamilton Re and the other parties thereto agreed to terminate, effective April 1, 2026, the Prior Commitment Agreement. The Prior Commitment Agreement previously governed Hamilton Re’s investment in the Fund and included, among other things, minimum commitment provisions, rolling commitment periods, withdrawal mechanics, allocation parameters, monthly certification requirements, and certain withdrawal rights that are not contained in the Investment Agreement. The Investment Agreement described in Item 1.01 replaces and supersedes the Prior Commitment Agreement

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Investment Agreement, dated April 1, 2026, by and among Hamilton Insurance Group, Ltd., Hamilton Re, Ltd., Two Sigma Hamilton Fund, LLC, Two Sigma Principals, LLC, and Two Sigma Investments, LP
101	Interactive Data File (formatted in Inline XBRL and includes the Cover Page Interactive Data File)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel